Certification of CFO pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Exhibit 32.2
     In connection with the Quarterly Report on Form 10-Q of M & F Worldwide Corp. (the “Company”) for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul G. Savas, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul G. Savas
Paul G. Savas
Chief Financial Officer (Principal Financial Officer) August 7, 2009